Exhibit 10.38


                      NORTH ATLANTIC TRADING COMPANY, INC.
                              257 PARK AVENUE SOUTH
                               NEW YORK, NEW YORK


                                November 25, 2002


Mr. David I. Brunson
4 Hawthorne Road
Bronxville, NY 10708



Dear Mr. Brunson:

                     As you know, the Board of Directors has approved an increase in your salary from a rate of $425,000 per annum to a rate of $600,000 per annum subject to an amendment to your employment agreement to provide that the prior ($425,000) annual rate would be used in computing amounts payable to you following a termination of employment in certain events. Accordingly, we hereby agree that the Amended and Restated Employment Agreement between you and the Company dated as of April 30, 1998 (the "Agreement") is amended as follows:


               1. Section 4(d)(i)(C) is hereby amended by deleting the phrase "the Executive's annual salary hereunder (at the rate then in effect)" where it appears therein and, substituting in place thereof, "a salary at the rate of $425,000 per annum".

               2. Section 4(d)(ii)(C)(2) is hereby amended by deleting, in clause (i) thereof, the phrase "one year's salary (at the rate then in effect)" where it appears therein and, substituting in place thereof, "$425,000".

                     This letter also confirms that, except as amended thereby, the Agreement remains in full force and effect in accordance with its terms.

Mr. David I. Brunson
November 25, 2002
Page 2


                     If you are in agreement with the foregoing, please sign a copy of this letter where indicated below and return it to us.




                              Very truly yours,

                              NORTH ATLANTIC TRADING COMPANY, INC.

                              By: /s/ Thomas F. Helms, Jr.
                                  --------------------------------------------
                                  Thomas F. Helms, Jr.
                                  Chairman and Chief Executive Officer




ACKNOWLEDGED AND AGREED:

/s/ David I. Brunson
----------------------------------------
David I. Brunson